Filed pursuant to Rule 497(a)
Registration No. 333-290337
Rule 482ad

CONFIDENTIAL DOCUMENT SEE APPENDICES FOR IMPORTANT INFORMATION AND DISCLOSURES Powerlaw Corp. (Nasdaq: PWRL) Investor Presentation June 2026

We believe the world’s most transformative companies shouldn’t be out of reach for everyday investors. 1. Source: U.S. Venture - Capital Fundraising Falls 35% as Firms Stay Private Longer, The Wall Street Journal, (01.07.2026). ↓ 50% Number of US public companies in 25 years Value creation has moved private 12+ average years to tech IPO today Total number of companies up from ~6 years a decade ago 80 - 90% of US households shut out Private funds remain hard to access LATE - STAGE VENTURE HAS CHANGED 1

WHAT THEY’VE BEEN MISSING Venture capital returns have historically been characterized by a “power law” distribution In private technology investing, a a relatively small number of companies generate a disproportionate share of overall investment gains.

The Solution: Powerlaw - Only for Everyone Powerlaw Corp. (Nasdaq: PWRL) seeks to expand access to a concentrated portfolio of leading private technology companies through the public markets. Mission : To put the world’s most transformative companies within reach of every investor — not just the privileged few .

What is Powerlaw Corp.? 1. As of March 31, 2026 PWRL Ticker: Nasdaq Exchange: Closed - end Fund Structure: 05/27/2026 Date Listed: 15 - 20 Companies Typical Number of Holdings: Daily Liquidity: Quarterly w/Monthly NAV Reporting: 2.50% Management Fee: Powerlaw Fund Adviser, LLC Advisor: PowerLaw Corp. (the "Fund") is a closed - end fund that is registered under the Investment Company Act of 1940. The Fund seeks to achieve long - term capital appreciation by investing in a concentrated portfolio of approximately 15 late - stage technology companies. The Fund’s Adviser is an affiliate of Akkadian Ventures, Inc. ("Akkadian"), an experienced venture capital and secondary investment firm with a 16 - year track record across more than 875 transactions and $1.36 billion assets under management. 1 Investors receive daily liquidity through Nasdaq - listed shares and quarterly transparency into portfolio composition and performance.

Bringing Venture Capital Expertise to Public Markets A new category — bringing the wisdom and access of venture capital into public markets Access A curated portfolio of private technology companies, available through a single Nasdaq - listed security. Open to any investor with a brokerage account. No accreditation requirement, no minimum investment, no platform fees. Ease Buy and sell PWRL through any standard brokerage account — Schwab, Fidelity, Vanguard, and others — including taxable accounts, IRAs, and self - directed accounts. No K - 1. Standard 1099 reporting at year - end. Liquidity PWRL trades on Nasdaq during market hours. Monthly NAV reporting and quarterly fund disclosure, paired with no lockup and no redemption gates. T+1 clearing. Conviction A concentrated portfolio focused on what we believe are the most consequential private technology companies of a generation, built through the team’s differentiated expertise and access in private markets. We believe in quality of position over breadth of name. Transparency Monthly NAV reporting and quarterly portfolio holdings disclosure. Independent board, independent auditor, independent custodian. The disclosure and governance standards of a registered investment company under the Investment Company Act of 1940. Structure PWRL is a listed closed - end fund registered under the Investment Company Act of 1940. Like other Nasdaq - listed securities, it can be held in standard brokerage accounts and in individual retirement accounts. Listed exposure to leading private technology companies.

Powerlaw Corp. Portfolio[1,2]

Company	Total Cost	FMV[1]	% of Net Assets
SpaceX	$51M	$117M	19%
OpenAI	$40M	$47M	8%
deel.	$30M	$30M	5%
Confidential Company A[3]	$26M	$25M	4%
VAST	$25M	$25M	4%
tether	$21M	$20M	3%
MERCOR	$21M	$20M	3%
Kalshi	$21M	$38M	6%
colossal	$20M	$20M	3%
Confidential Company B[3]	$15M	$25M	4%
databricks	$15M	$21M	3%
perplexity	$8M	$8M	1%
Canva	$7M	$7M	1%
SARONIC	$5M	$5M	1%
RIPPLING	$5M	$5M	1%
groq	$3M	$6M	1%
Figma	$2M	$1M	0.2%
WAYMO	$.4M	$.4M	0.1%
Total Portfolio	**$316M**	**$421M**	**70%**
Other Net Assets[4]		$183M	
Total Net Asset Value		**$604M**	

The Fund invests across the sectors driving the next generation of value creation in technology: artificial intelligence (AI), next-generation software, modern aerospace and defense, and leading consumer technology platforms.

Sector Exposure

- AI – 25%
- Fintech – 26%
- Software/Other – 20%
- Aerospace & Defense – 29%



1. As of May 13, 2026.
2. To date, the Fund has invested (a) indirectly via special purpose vehicles and (b) directly via secondary transactions with existing stockholders. Please see the prospectus and the Portfolio Table on the website for details on the investment structure for each portfolio company.
3. This portfolio investment is confidential and cannot be disclosed at this time. It is included in the Fund's portfolio companies, but remains unnamed.
4. Total portfolio value, other net assets value, and net asset value are as of May 13, 2026. Please see latest registration statement, prospectus and shareholder report for detailed financials.

1. All figures relating to transactions, investments and exits reﬂect aggregate amounts across all funds and other investment vehicles formed or raised by Akkadian and its affiliates since inception. As of March 31, 2026. 2. Registration of an investment adviser by the SEC is not indicative of a certain level of skill, training or competence. 3. “ Portfolio Investments ” refers to each investment decision with respect to each issuer. Backed by Akkadian’s Institutional Heritage. 1 A Public Venture Capital Fund built by Venture Capitalists 16+ years of secondaries $1.36B AUM 134 PORTFOLIO INVESTMENTS 3 SECONDARY • DIRECT • FUNDS 875+ UNIQUE TRANSACTIONS 57 EXITS Registered Investment Adviser (RIA) 2 In - house Legal, IT, Compliance, and Reporting For over 16 years, Akkadian has been a pioneer in venture secondaries, combining inventive structures, disciplined investing, and trusted access to leading private technology companies. The firm’s experience has been built on long - term partnerships and a focus on creating enduring value across the venture ecosystem.

Mike Dinsdale Chief Executive Officer Public - company CFO two times over — DocuSign (IPO), DoorDash (IPO), Gusto. Builds finance and capital - markets infrastructure that survives scale. Ben Black Chief Investment Officer Co - founder of Akkadian Ventures, the 16 - year private - tech secondary platform that is the foundation for Powerlaw. IC Chair across every Powerlaw fund. Peter Smith President & General Counsel Akkadian co - founder. 20+ years investment - management legal and governance. Angela Stanley Chief Operating Officer 20+ years IR / fundraising / ops. Co - founder & MD, Harpeth Fund Advisors. Runs anchor - LP operations + IR machinery. Aayush Phumbhra Partner — Originations & GP Partnerships Co - founded Chegg (NYSE: CHGG). 100+ direct private investments. Senior partner - facing relationship lead. Private Market Veterans. Public Market Ready 16 years in secondaries with deep private - market sourcing and public - company discipline

Well-established, institutional infrastructure

The execution infrastructure public venture capital demands.

INVESTMENT TEAM



Craig Nolan

Partner — Investment Team

20 years valuation, transactions, and portfolio experience. Former Director, Arcstone Partners. Leads valuation and deal execution across the platform.



Dan Kennedy

Partner — Future PWRL PM

15 years venture, M&A, and operating roles. Former Head of Corp Dev at Gusto. Transitions to PWRL Portfolio Manager 6–12 months post-listing.



Tracy Hogan

Chief Financial Officer

20 years of deep expertise in fund finance, ops, & governance. Former CFO of IVP and Elevation Partners

SENIOR LEADERSHIP + OPERATIONS

Elle Black — VP, Marketing & Brand · **Ben Hadary** — General Counsel · **Nick McMordie** — Chief Compliance Officer · **Scott Dubin** — MD, RAISE AI · **Gloria Gennaro** — Transaction & Reporting Principal

1. "Team" refers to employees of Akkadian.

➔ Targeted exposure to late - stage growth private companies ➔ Access to opportunities historically limited to institutional and insider networks ➔ Relationship - driven sourcing in capacity - constrained secondary markets ➔ Built on more than 16 years of venture and secondary investing experience ➔ Deep relationships across founders, funds, and early shareholders ➔ Experience sourcing and structuring complex private transactions, with more than 875 unique deals ➔ Closed - end listed structure designed to provide secondary market liquidity ➔ Regulated governance, reporting, and oversight ➔ Designed to bridge private market exposure with public market access and liquidity potential Why Powerlaw Corp.? Access to Private Tech Leaders Venture Secondary Expertise Public Structure with Potential Liquidity

THANK YOU

Appendices

Investors are advised to carefully consider the investment objective, risks and charges and expenses of Powerlaw before investing. A prospectus, which has been filed with the Securities and Exchange Commission (“SEC”), contains this and other information about Powerlaw and should be read carefully before investing. You can view the Fund Prospectus here: https://www.sec.gov/ix?doc=/Archives/edgar/data/2052053/000121390026059203/ea0290638 - 01_n2a.htm Powerlaw Fund Advisers, LLC (“Powerlaw”) is an investment adviser registered with the United State Securities and Exchange Commission (“SEC”). Registration does not imply any specific level of skill or training and does not constitute an endorsement of Powerlaw by the SEC or any other regulatory authority. The content provided on this presentation is for informational purposes only and does not constitute, and may not be relied upon as, professional, tax, accounting, legal, or financial advice. It is also not an offer to sell, or a solicitation of an offer to buy, any interest in a fund, investment vehicle, or account managed by Powerlaw. None of the information contained in this presentation has been approved by the SEC, any state securities regulator, or other governmental or self - regulatory authority. No governmental authority has passed on the merits of the offering of interests in any fund, investment vehicle, or account managed by Powerlaw or the adequacy of the information contained on the website. Any representation to the contrary is unlawful. Appendix 1 : General Disclosures

The Fund is a non - diversified closed - end investment company registered under the Investment Company Act of 1940, as amended. References to any securities, portfolio companies, or past transactions are for illustrative purposes only and are not to be considered a recommendation or an indication of current or future performance. Past performance is not indicative of future results. No assurance can be given that any strategy, fund, or investment vehicle will achieve its objectives, execute its investment strategy, or avoid losses. Investments managed by Powerlaw involve significant risks, including the potential loss of principal, and are not suitable for all investors. Prospective investors should carefully review all materials and consult their own financial, legal, and tax advisors prior to making any investment decision. Closed - end funds differ from open - end funds in that closed - end funds do not redeem their shares at the request of an investor. No shareholder has the right to require Powerlaw to redeem his, her or its shares. While Powerlaw’s shares listed on an exchange, an active public market for the shares may not develop. As a result, shareholders may not be able to liquidate their investment. Accordingly, shareholders should consider that they may not have access to the funds they invest in Powerlaw for an indefinite period of time. There is no assurance that Powerlaw will achieve its investment objective, or that the private companies in which Powerlaw invests will ever have a liquidity event. Appendix 1 : General Disclosures, cont.

Certain information on the website may contain forward - looking statements, which can be identified by the use of terms such as “may”, “should”, “believe”, “expect”, “anticipate”, “project”, “estimate”, “optimistic”, “intend”, “aim”, “will”, “continue” (or the negatives thereof) or other variations thereof. Due to various risks and uncertainties, actual events or results of actual performance of an investment may differ materially from those reflected or contemplated in such forward - looking statements, which speak only of the date they are made, and there is no guarantee that these opinions or predictions will ultimately be realized. As a result, investors should not rely on such forward - looking statements in making their investment decisions. Any projection of the performance discussed by Powerlaw is highly speculative and represents Powerlaw’s opinion, which may change. Powerlaw undertakes no obligation to update publicly or revise any statements contained on the website, whether as a result of new information, future developments or otherwise. Appendix 1 : General Disclosures, cont.